Dime Community Bancshares, Inc.

INVESTOR PRESENTATION
Stifel Nicolaus Conference
November 2, 2011

Forward Looking Statement

Certain statements contained in this presentation that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), notwithstanding that such statements are not specifically identified as such. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of Dime Community Bancshares, Inc. and its subsidiaries (the "Company") or those of its management or board of directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements include information concerning possible or assumed future results of operations and statements preceded by, followed by or that include the words "believes," "expects," "feels," "anticipates," "intends," "plans," "estimates," "predicts," "projects," "potential," "outlook," "could," "will," "may" or similar expressions.

Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions. Actual results may differ materially from those expressed in or implied by these forward-looking statements. Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, the following:

•the timing and occurrence or non-occurrence of events may be subject to circumstances beyond the Company's control; •there may be increases in competitive pressure among financial institutions or from non-financial institutions; •changes in the interest rate environment may reduce interest margins; •changes in deposit flows, loan demand or real estate values may adversely affect the business of The Dime Savings Bank of Williamsburgh (the"Bank"); •changes in accounting principles, policies or guidelines may cause the Company's financial condition to be perceived differently; •changes in corporate and/or individual income tax laws may adversely affect the Company's business or financial condition; •general economic conditions, either nationally or locally in some or all areas in which the Company conducts business, or conditions in the securities markets or banking industry, may be less favorable than currently anticipated; • legislation or regulatory changes may adversely affect the Company's business; • technological changes may be more difficult or expensive than what the Company anticipates; •success or consummation of new business initiatives may be more difficult or expensive than what the Company anticipates; •litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay the occurrence or non-occurrence of events longer than what the Company anticipates; and • •the risks referred to in the section entitled "Risk Factors."

Undue reliance should not be placed on any forward-looking statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events except to the extent required by Federal securities laws.

Who We Are

- Dime Savings Bank founded 1864 as a mutual savings bank in Williamsburg, Brooklyn
- Converted to Public Ownership in June 1996
- Community retail bank model

  with an emphasis on multifamily residential lending
- Help to grow to current size through 2 thrift acquisitions:
  - Pioneer Savings Bank, 1996
  - Financial Federal Savings Bank, 1999

Experienced Operators

The Management Team includes officers with many years of experience in commercial real estate and multifamily lending through numerous credit cycles in the New York market, including:

- Vincent Palagiano, Chairman/CEO, 41 years with Dime
- Michael Devine, President/COO, 40 years with Dime
- Kenneth Mahon, 1st Executive VP/CFO, 31 years with Dime
- Dan Harris, Executive Vice President, CLO, with over 30 years multifamily lending experience

And supported by numerous other officers in lending, loan servicing and finance, many tenured more than 20 years with Dime

Insider Ownership*

The Executive Officers and Directors, and employees, have a significant ownership stake in the performance of the Company.

Vincent F. Palagiano – Chairman of the Board & CEO	993,036**	2.9%
Michael P. Devine – President and Chief Operating Officer	680,940**	2.0%
Kenneth J. Mahon – First Executive Vice President and CFO	450,958**	1.3%
All Directors and Executive Officers	3,156,729**	9.1%
All Directors and Executive Officers (Including Stock Options)	5,579,901	16.1%

* *Amounts per page 4 of the Company's proxy statement dated April 11, 2011.*
** *Amounts exclude vested stock options and include other non-beneficial ownership share amount (in which the executive officers have a personal interest).*

Prudent Branch Expansion

Strategically located

De novo branches deepen the Dime footprint.

Opened in September 2010

Opened in June 2010

2nd Bay Ridge Branch opened in March 2011



BRONX
SOUNDVIEW
PORT WASHINGTON
NASSAU
WHITESTONE
BAYSIDE
JACKSON HEIGHTS
SUNNYSIDE
FLUSHING
GLEN OAKS
WESTBURY
LONG ISLAND CITY
GARDEN CITY PARK
GREENPOINT
WILLIAMSBURGH
QUEENS
BELLMORE
BROOKLYN HEIGHTS
MERRICK
BROOKLYN
VALLEY STREAM
MIDWOOD
BORO PARK
CEDARHURST
KINGS HIGHWAY
BENSONHURST
MARINE PARK

26 Branch locations currently open.

Average size of branches that have been open over 1 year = $95.4 million

Balance Sheet Review

	As of or for the Three Months Ended September 30,			
Total Assets	**$ 4,039,865**	**$ 3,996,768**	**$ 43,097**	***1.1% increase***
Total Loans	3,435,195	3,427,437	$ 7,758	*0.2% increase*
Total Deposits	2,384,617	2,380,666	$ 3,951	*0.2% increase*
FHLBNY Advances	884,775	904,525	**($ 19,750)**	*2.2% decrease*
Consolidated Tangible Equity	305,119	271,649	$ 33,470	*12.3% increase*
% of tangible assets	*7.66%*	*6.90%*	*0.76%*	
Non-performing loans	$17,468	$19,598	-10.87%	*10.9% decrease*

($ in thousands)

Balance Sheet Composition

Loans comprise 85% of assets; 144% Loan to Deposit Ratio



Assets
Cash/ short-term Investments 3%
All Other 6%
Investments/ MBS 6%
Loans 85%
Cash/short-term Investments 3%
Investments/MBS 6%
Loans 85%
All Other 6%



Liabilities and Equity
Equity 9%
All Other 4%
Borrowings 28%
Deposits 59%
Deposits 59%
Borrowings 28%
Equity 9%
All Other 4%

Dime Community Bancshares, Inc.

DIME Since 1864

Note: as of September 30, 2011.

Financial Performance Review

Three Months Ended September 30, 2011

1. Reported Earnings Per Share $0.33
2. Net Interest Margin   3.58%
3. Reported Return on Average Tangible Equity 15.9%
4. Reported Return on Average Assets   1.11%
5. Efficiency ratio   41.0%

Historical Net Interest Margin


Yield on Interest Earning Assets
Cost of Funds
Net Interest Margin
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Q4-2003
Q1-2004
Q2-2004
Q3-2004
Q4-2004
Q1-2005
Q2-2005
Q3-2005
Q4-2005
Q1-2006
Q2-2006
Q3-2006
Q4-2006
Q1-2007
Q2-2007
Q3-2007
Q4-2007
Q1-2008
Q2-2008
Q3-2008
Q4-2008
Q1-2009
Q2-2009
Q3-2009
Q4-2009
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Q3-2011

New York City

*Types of Housing**


Renter-
Occupied
64%
Mitchell-
Lama
2%
1 to 4 Family
24%
Co-op
8%
Condo, 2%

* *Housing stock equals 3,328,648 units.*

Source: 2008 New York City Housing and Vacancy Survey and census data.

Loan Portfolio Composition

At September 30, 2011


Construction
Less than 1%
Traditional
1 to 4 Family
3%
Pure Commercial
12%
Multifamily/
Mixed Use
84% **

** Includes underlying cooperative apartment buildings.

New York City Housing Overview

Housing Units by Borough



Owner Occupied 1-4 Family*
Co-ops
Condos
Rent Regulated
Other Rentals
Manhattan
1%
18%
6%
50%
25%
Bronx
13%
7%
2
58%
20%
Brooklyn
21%
6%
2
40%
32%
Queens
34%
11%
2
29%
25%
Staten Island
62%
1
5%
7%
24%
U.S.
64%
4%
32%

* Note: Also includes living quarters in partially commercial buildings (e.g. a doctor's office and home in one building)

Source: Federal Reserve Bank of New York October 2010 Regional Economic Press Briefing – October 19, 2010. "Housing: Current Trends in the Nation and the District."

New York City Housing Overview

- New York City has been an over-performer
- How is NYC's housing market unique?
  - Majority of units are in multi-family structures
  - More renters than owners
  - Fewer condos than co-ops
- Recent developments
  - NYC housing market had bigger boom, milder decline than U.S.
  - Prices appear to have stabilized; rents have begun to recover

Source: Federal Reserve Bank of New York October 2010 Regional Economic Press Briefing – October 19, 2010. "Housing: Current Trends in the Nation and the District."

NYC Housing Outlook and Risks

- **Factors supporting home prices:**
  - NY City had milder recession than US; recovery underway
  - Relatively few owner-occupied homes "underwater"
  - Large number of co-ops ↔ less leverage and less speculation

- **Factors undercutting home prices:**
  - Little or no job growth thus far in high-paying sectors (e.g. securities)
  - Uncertainty about the financial industry, especially compensation
  - Large number of new housing units in the pipeline
  - Prices high relative to rents; makes renting more attractive

Source: Federal Reserve Bank of New York October 2010 Regional Economic Press Briefing – October 19, 2010. "Housing: Current Trends in the Nation and the District."

Average Prices and Rents
Manhattan 1-Bedroom Apartments



Price
Rent
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$6,750
$6,000
$5,250
$4,500
$3,750
$3,000
$2,250
$1,500
$750
1989
1992
1995
1998
2001
2004
2007
2010
• Despite pullback, prices are still 3½ times as high as in 1995
• Rents have roughly doubled over this period
• Since 2000, renting has become a much more affordable relative to buying
Average Price of Co-ops & Condos (left scale)
Average Rent on New Leases (right scale)

Source: Nancy Packes, Inc.; FRBNY calculations
(Note: Rents for 2010 reflect the first 6 months of the year; prices are for the first 9 months)

Source: Federal Reserve Bank of New York October 2010 Regional Economic Press Briefing – October 19, 2010. "Housing: Current Trends in the Nation and the District."

Real Estate Loan Portfolio Composition

Real Esate Loan Portfolio as of September 30, 2011					
	Description	Total Balance*	Current LTV	DSR	%of Portfolio
Traditional 1 to 4 Family / COOP Unit	Primary Residence	102,340,000	50%	N/A	3.0%
Multi Family/ Mixed Use Portfolio	MultiFamily Residential	1,434,468,000	58%	1.9	41.8%
	MultiFamily (Commercial Rents < 50%)	856,912,000	56%	1.9	25.0%
	Mixed Use (Commercial Rents > 50%)	356,637,000	55%	1.8	10.4%
	Co-op Building Underlying Mortgage	256,133,000	20%	N/A	7.5%
Commercial Real Estate	Pure Commercial Real Estate	411,071,000	53%	2.0	12.0%
Construction	Construction loans	$10,588,000	N/A	N/A	0.3%
	Grand Total	**$3,428,149,000**	**54%**	**1.9**	**100.0%**

* Excludes unamortized loan origination costs of $4.8 million. Including consumer loans of $2.2 million, total net loans were $3.435 billion.

Loan Originations



Total Originations
Average Loan Origination Rate
Average 5-Year Treasury Rate
$ in millions
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$574.5
$1,086.7
$465.6
$541.7
$474.8
5.26%
4.68%
2007
2008
2009
2010
2011YTD

Debt Service & Loan-to-Value Ratios on New Loans



$ in millions
Weighted average LTV consistently below 60%
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$574.5
Average:
DSR = 1.53
LTV = 63%
$1,086.7
Average:
DSR = 1.47
LTV = 59%
$465.6
Average:
DSR = 1.96
LTV = 52%
$541.7
Average:
DSR = 2.01
LTV = 53%
$474.8
Average:
DSR = 2.4
LTV = 50%
2007
2008
2009
2010
2011YTD

Repricing Loans



$ in millions
11% of the Loan Portfolio reprices within the next 15 months
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Annual Repricings
Cumulative Repricings
11%
33%
47%
$86.7
5.53%
$289.9
5.93%
$730.3
5.82%
$492.5
5.85%
$520.9
5.76%
$626.1
5.56%
$184.5
5.57%
$193.5
5.55%
$263.1
5.56%
2011
2012
2013
2014
2015
2016
2017
2018
Beyond 2018

Low Level of Non-Performing Assets

Dime is an industry leader in loan quality, with a low level of non-performing assets as a % of assets….



DCOM
U.S. Thrifts $1 to $5 Billion in Assets
All U.S. Thrifts
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
0.46%
2.91%
4.08%
Sep-2011

Source: SNL Thrift Investor Database – October 2011

Funding Liabilities

September 30, 2010



Trust
Preferreds
2%
Borrowings
31%
Deposits
67%
Deposits
Borrowings
Trust Preferreds

September 30, 2011



Trust
Preferreds
2%
Borrowings
31%
Deposits
67%
Deposits
Borrowings
Trust Preferreds

Maturing Borrowings

September 30, 2011 - Total Borrowings = $1.08 billion[1]. Weighted Average Duration = 3.49 years
June 30, 2011 - Total Borrowings = $1.13 billion[1]. Weighted Average Duration = 3.33 years



$ in thousands
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
3.12%
3.22%
3.32%
3.48%
2011-2013
2014 & Beyond
At June 30, 2011
At September 30, 2011

[1] Excludes $68.5 million 7% trust preferred borrowing that matures in 2034.

CD Maturities -Upcoming 4 Qtrs



$ in millions
SEPTEMBER 30, 2011
$250.0
$200.0
$150.0
$100.0
$50.0
$-
1.29%
1.00%
1.57%
1.12%
Q1
Q2
Q3
Q4

Rates on new one-year CDs currently approximate 0.75%

Weighted Average Duration of all CD's = 16.1 Months at September 30, 2011

Focus on Profitable Deposits

September 30, 2010

Total Deposits = $2.38 billion


Prime Dime 4%
Other Checking 5%
Money Mkt./ Passbook Savings 45%
CDs 46%

Weighted average maturity = 15.8 months

September 30, 2011

Total Deposits = $2.38 billion


Prime Dime 3%
Other Checking 7%
Money Mkt./ Passbook Savings 47%
CDs 43%

Weighted average maturity = 16.1 months

10.9% Growth in Checking Accounts since September 2010

DIME'S DEPOSIT SHARE

	2010 Market Share Rank	2010 Number of DIME Branches	Deposits in Market ($000)	Total Market Share (%)	Total Bank Deposits in Market ($000)
BROOKLYN	9	9	$ 930,790	2.70%	$ 34,475,800
QUEENS, NY	13	8	$ 828,698	2.00%	$ 41,386,700
NASSAU COUNTY	15	7	$ 611,552	1.12%	$ 54,496,200
BRONX, NY	18	1	$ 68,775	0.67%	$ 10,219,100

Data as of June 30, 2010 Source: FDIC

Dime Ranked 8th

Among U.S. Banks Exceeding $3 Billion


FEATURE STORY | PART ONE: BANKS WITH ASSETS OVER $3 BILLION
Banking's Top Performers 2011

Source: ABA Banking Journal – April 2011

Public Banks & Thrifts with Total Assets of $3B+

2011 Rank	2010 Rank		Total Assets ($000)	2010 ROAE (%)	2010 ROAA (%)	Non-Interest Income/ Total Revenue (%)	Capital Ratio (%)	Efficiency Ratio (%)	Nonperforming Loans/ Total Loans (%)
1	N/A	Bank of the Ozarks, Inc, Little Rock, AR	3,273,659	21.37	2.13	15.86	N/A	55.77	0.59
2	8	Bank of Hawaii Corp, Honolulu, HI	13,126,787	18.16	1.45	30.95	19.55	56.64	1.26
3	3	WestAmerica Bancorp, San Rafael, CA	4,931,524	18.11	1.95	22.71	15.50	47.16	3.71
4	9	Republic Bancorp, Inc, Louisville, KY	3,622,703	17.92	1.85	35.95	N/A	51.63	1.30
5	72	First National of Nebraska, Inc, Omaha, NE	14,970,124	16.99	1.35	44.73	13.34	52.18	2.66
6	N/A	SCBT Financial Corp, Columbia, SC	3,594,791	15.45	1.43	17.72	N/A	70.30	2.64
7	11	First Financial Bankshares, Inc, Abilene, TX	3,776,367	13.74	1.75	26.46	18.26	53.03	1.05
8	25	Dime Community Bancshares, New York, NY	4,040,295	13.15	1.01	7.34	11.95	42.48	1.18
9	10	Tompkins Financial Corp, Ithaca, NY	3,260,343	12.72	1.06	29.14	13.42	62.77	2.37
10	28	Signature Bank, New York, NY	11,673,089	11.61	0.99	8.12	15.21	43.82	0.65

Dime Ranked 5th Nationally

The best of the biggest (part 1)
The 100 largest public thrifts by asset size, ranked by financial performance for 12 months ended March 31, 2011 (1-25)

SNL DATA DISPATCH

Source: SNL Securities – July 2011

2010 Rank[1]	Company (ticker)	State	Score	Total assets ($M)	ROAA (%)	ROATCE (%)	TBV / share 3-yr CAGR (%)	Efficiency ratio (%)	NPLs / loans (%)	NCOs / avg. loans (%)
1	Malaga Financial Corp. (MLGF)	CA	134.22	817	1.32	15.57	13.27	35.86	0.23	0.00
2	BofI Holding Inc. (BOFI)	CA	127.12	1,736	1.29	15.44	15.16	39.43	1.51	0.45
3	New York Community Bancorp Inc. (NYB)	NY	126.45	41,047	1.32	19.31	11.74	36.43	3.04	0.36
4	Hingham Institution for Savings (HIFS)	MA	117.18	1,033	1.09	15.06	10.19	41.86	0.80	0.02
5	Dime Community Bancshares Inc. (DCOM)	NY	110.50	4,143	1.05	16.09	8.63	42.74	0.91	0.41
6	Capitol Federal Financial Inc. (CFFN)*	KS	93.75	9,733	0.41	2.91	30.43	47.46	1.16	0.09
7	Oritani Financial Corp. (ORIT)*	NJ	87.21	2,557	0.71	3.12	35.15	52.80	1.78	0.61
8	Kaiser Federal Financial Group Inc. (KFFG)*	CA	83.95	902	0.95	7.39	20.85	53.74	4.06	0.40
9	Northwest Bancshares Inc. (NWBI)*	PA	81.68	8,122	0.76	5.60	36.85	57.01	3.25	0.67
10	ESB Financial Corp. (ESBF)	PA	78.87	1,925	0.80	11.46	11.79	56.19	2.51	0.13
11	Rockville Financial Inc. (RCKB)*	CT	76.55	1,900	0.50	4.73	27.87	63.51	0.91	0.17
12	Brookline Bancorp Inc. (BRKL)	MA	75.43	3,058	1.06	6.37	-1.49	46.77	0.58	0.20
13	ViewPoint Financial Group Inc. (VPFG)[7]	TX	74.53	2,796	0.77	6.02	25.67	68.77	1.14	0.16
14	Flushing Financial Corp. (FFIC)	NY	73.17	4,317	0.91	10.71	5.79	47.65	4.57	0.51
15	Greene County Bancorp Inc. (MHC) (GCBC)	NY	72.12	560	1.00	11.41	7.95	61.38	2.11	0.15
16	Clifton Savings Bancorp Inc. (MHC) (CSBK)	NJ	66.16	1,123	0.79	4.97	2.94	51.35	0.98	0.06
17	Ocean Shore Holding Co. (OSHC)*	NJ	65.63	861	0.63	5.29	17.52	64.66	0.87	0.05
18	TrustCo Bank Corp NY (TRST)	NY	64.66	4,008	0.77	11.62	1.32	51.28	2.14	0.81
19	New Hampshire Thrift Bancshares Inc. (NHTB)	NH	64.25	1,002	0.83	15.01	7.69	69.82	1.23	0.25
20	OceanFirst Financial Corp. (OCFC)	NJ	63.90	2,263	0.94	10.73	3.11	57.97	3.11	0.16
21	Provident Financial Services Inc. (PFS)	NJ	61.37	6,794	0.76	9.47	5.01	55.16	2.83	0.47
22	Investors Bancorp Inc. (MHC) (ISBC)*	NJ	59.05	9,825	0.73	NA	1.17	44.11	1.99	0.45
23	Territorial Bancorp Inc. (TBNK)[10,11]	HI	58.68	1,488	0.87	5.59	5.12	61.86	0.58	0.09
24	Oneida Financial Corp. (ONFC)[12]	NY	56.47	683	0.75	9.03	20.68	79.94	1.41	0.11
25	Harleysville Savings Financial Corp. (HARL)	PA	55.95	856	0.58	9.27	4.79	63.54	0.56	0.03

Thank you.



Main Office
Havemeyer Street,
Williamsburgh, Brooklyn